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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-23186
Invesco High Income 2023 Target Term Fund
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end:	2/28
Date of reporting period:	5/31/17

Item 1. Schedule of Investments.

Invesco High Income 2023 Target

Term Fund

Quarterly Schedule of Portfolio Holdings

May 31, 2017

invesco.com/us	CE-HIN2023TT-QTR-1 05/17	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2017

(Unaudited)

	Principal Amount	Value

Commercial Mortgage-Backed Securities –113.85%(a)

CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A1, Pass Through Ctfs., 1.97%, 12/10/2021	$4,667,871	$4,679,179

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class D, Variable Rate Pass Through Ctfs., 4.46%, 04/10/2023(b)(c)	12,500,000	11,714,914

Commercial Mortgage Trust, Series 2012-CR2, Class E, Variable Rate Pass Through Ctfs., 4.84%, 08/15/2022(b)(c)	1,500,000	1,439,221

Series 2013-CR11, Class D, Variable Rate Pass Through Ctfs., 5.17%, 09/10/2023(b)(c)	14,523,000	14,149,317

Series 2013-CR6, Class D, Variable Rate Pass Through Ctfs., 4.17%, 02/10/2023(b)(c)	250,000	230,786

Series 2013-CR8, Class D, Variable Rate Pass Through Ctfs., 3.96%, 10/10/2023(b)(c)	1,500,000	1,358,450

Series 2014-CR14, Class D, Variable Rate Pass Through Ctfs., 4.60%, 01/10/2024(b)(c)	9,767,000	9,111,469

Series 2014-CR16, Class D, Variable Rate Pass Through Ctfs., 4.90%, 04/10/2024(b)(c)	12,680,000	11,514,146

Series 2014-UBS3, Class C, Variable Rate Pass Through Ctfs., 4.78%, 05/10/2024(c)	10,250,000	10,107,492

Series 2015-PC1, Class A1, Pass Through Ctfs., 1.67%, 11/10/2019	1,969,858	1,971,737

DBUBS Mortgage Trust, Series 2011-LC2, Class A1, Pass Through Ctfs., 3.53%, 01/10/2021(b)	1,011,569	1,042,778

Series 2011-LC3, Class A, Variable Rate Pass Through Ctfs., 3.75%, 08/10/2021(b)(c)	500,000	472,974

FREMF Mortgage Trust, Series 2014-K36, Class B, Variable Rate Pass Through Ctfs., 4.36%, 10/25/2023(b)(c)	2,025,000	2,185,556

Series 2015-KF123, Class B, Floating Rate Pass Through Ctfs., 8.12%, 09/25/2022(c)	4,941,738	5,317,317

Great Wolf TrustGreat Wolf Trust 2015-WOLF MZGreat Wolf Trust, Series 2015-WFMZ, Class M, Floating Rate Pass Through Ctfs., 7.98%, 05/15/2018(b)(c)	8,500,000	8,765,521

	Principal Amount	Value

GS Mortgage Security Trust, Series 2013-GC10, Class D, Variable Rate Pass Through Ctfs., 4.41%, 01/10/2023(b)(c)	$3,345,000	$3,237,801

Series 2013-GC10, Class XA, IO, Variable Rate Pass Through Ctfs., 1.59%, 01/10/2023(c)	29,758,680	2,030,066

Series 2013-GC13, Class D, Variable Rate Pass Through Ctfs., 4.07%, 07/10/2023(b)(c)	11,546,000	10,731,176

Series 2014-GC18, Class D, Variable Rate Pass Through Ctfs., 4.94%, 01/10/2024(b)(c)	10,000,000	8,722,374

Hilton Mortgage Trust, Series 2016-SFP, Class E, Pass Through Ctfs., 5.52%, 11/05/2023(b)	8,500,000	8,633,141

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class E, Variable Rate Pass Through Ctfs., 4.65%, 09/15/2022(b)(c)	4,834,001	4,559,102

Series 2013-C10, Class D, Variable Rate Pass Through Ctfs., 4.16%, 02/15/2023(c)	19,348,000	17,803,472

Series 2013-C10, Class E, Variable Rate Pass Through Ctfs., 3.50%, 02/15/2023(b)(c)	860,000	644,131

Series 2013-C13, Class XA, IO, Variable Rate Pass Through Ctfs., 0.53%, 06/15/2023(c)	146,139,647	1,387,947

Series 2013-C13, Class XC, IO, Variable Rate Pass Through Ctfs., 0.07%, 07/15/2023(b)(c)	69,684,664	403,655

Series 2013-C16, Class D, Variable Rate Pass Through Ctfs., 4.97%, 11/15/2023(b)(c)	13,875,000	13,235,601

Series 2013-LC11, Class D, Variable Rate Pass Through Ctfs., 4.26%, 08/15/2023(c)	10,248,000	9,428,032

Series 2014-C19, Class D, Variable Rate Pass Through Ctfs., 4.67%, 04/15/2024(b)(c)	2,500,000	2,254,747

Series 2014-CBMZ, Class M, Floating Rate Pass Through Ctfs., 7.22%, 10/15/2017(b)(c)	6,100,000	6,142,035

Series 2014-FL6, Class BWT1, Floating Rate Pass Through Ctfs., 4.49%, 09/15/2019(b)(c)	1,715,067	1,689,565

Series 2014-FL6, Class BWT2, Floating Rate Pass Through Ctfs., 5.24%, 09/15/2019(b)(c)	1,715,067	1,679,918

Series 2015-MAR7, Class D, Pass Through Ctfs., 5.23%, 06/05/2022(b)	3,000,000	3,045,993

Series 2016-WPMZ, Class MZB, Floating Rate Pass Through Ctfs., 9.94%, 10/15/2018(b)(c)	5,000,000	5,213,175

See accompanying notes which are an integral part of this schedule.

Invesco High Income 2023 Target Term Fund

	Principal Amount	Value

LSTAR Commercial Mortgage Trust, Series 2017-5, Class A1, Rate Pass Through Ctfs., 2.42%, 07/10/2021(b)	$2,793,299	$2,809,971

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class XA, IO, Variable Rate Pass Through Ctfs., 1.86%, 09/15/2022(b)(c)	13,887,142	816,887

Series 2013-C10, Class D, Variable Rate Pass Through Ctfs., 4.08%, 06/15/2023(b)(c)	3,426,000	3,130,352

Series 2013-C13, Class XA, IO, Variable Rate Pass Through Ctfs., 1.12%, 11/15/2023(c)	45,885,741	2,356,944

Series 2014-C14, Class D, Variable Rate Pass Through Ctfs., 4.83%, 02/15/2024(b)(c)	5,579,400	5,119,240

Series 2014-C15, Class D, Variable Rate Pass Through Ctfs., 4.89%, 04/15/2024(b)(c)	16,500,000	15,505,043

UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class D, Variable Rate Pass Through Ctfs., 4.08%, 02/10/2023(b)(c)	8,090,000	7,338,826

WFRBS Commercial Mortgage Trust, Series 2012-C9, Class D, Variable Rate Pass Through Ctfs., 4.80%, 10/15/2022(b)(c)	5,768,000	5,598,446

Series 2013-C12, Class E, Pass Through Ctfs., 3.50%, 03/15/2023(b)	776,000	564,095

Series 2013-C12, Class XA, IO, Variable Rate Pass Through Ctfs., 1.37%, 03/15/2023(b)(c)	23,109,964	1,193,036

Series 2013-C13, Class XA, IO, Variable Rate Pass Through Ctfs., 1.37%, 05/15/2023(b)(c)	27,283,069	1,477,542

Series 2013-C16, Class E, Pass Through Ctfs., 3.85%, 10/15/2023(b)	9,450,000	6,878,884

Series 2013-C17, Class D, Variable Rate Pass Through Ctfs., 5.12%, 11/15/2023(b)(c)	20,419,000	19,856,630

Series 2013-UBS1, Class D, Variable Rate Pass Through Ctfs., 4.63%, 12/15/2023(b)(c)	5,000,000	4,721,299

Series 2014-C19, Class D, Pass Through Ctfs., 4.23%, 03/15/2024(b)	10,000,000	8,745,987

Series 2014-C19, Class E, Variable Rate Pass Through Ctfs., 4.97%, 03/15/2024(b)(c)	6,000,000	4,426,696
Total Commercial Mortgage-Backed Securities (Cost $269,226,353)		275,442,666

	Principal Amount	Value

Bonds & Notes–10.40%

Homebuilding–4.29%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	$3,238,000	$3,318,950

Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/15/2022	3,250,000	3,648,125

Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 03/01/2024(b)	3,250,000	3,412,500
		10,379,575

Industrial REIT’s–6.11%

Duke Realty LP, Sr. Unsec. Gtd. Notes, 3.63%, 04/15/2023	7,000,000	7,188,479

Prologis L.P., Sr. Unsec. Gtd. Global Notes, 4.25%, 08/15/2023	7,000,000	7,594,779
		14,783,258
Total Bonds & Notes (Cost $24,744,735)		25,162,833

	Shares

Preferred Stocks–7.46%

Diversified REIT’s–0.87%

Colony NorthStar, Inc., Series H, 7.13% Pfd.	83,266	2,098,303

Mortgage REIT’s–6.59%

AGNC Investment Corp., Series B, 7.75% Pfd.	21,876	576,214

Annaly Capital Management Inc., Series D, 7.50% Pfd.	163,000	4,109,230

Apollo Commercial Real Estate Finance Inc., Series C, 8.00% Pfd.	121,000	3,091,550

Capstead Mortgage Corp., Series E, 7.50% Pfd.	162,500	4,078,750

MFA Financial Inc., Series B, 7.50% Pfd.	161,500	4,102,100
		15,957,844
Total Preferred Stocks (Cost $17,598,556)		18,056,147

	Principal Amount

U.S. Treasury Bills–0.41%

0.89%, 08/10/2017(d) (Cost $998,266)	$1,000,000	998,240
TOTAL INVESTMENTS–132.12% (Cost $312,567,910)		319,659,886
OTHER ASSETS LESS LIABILITIES– (32.12)%		(77,714,532)
NET ASSETS–100.00%		$241,945,354

See accompanying notes which are an integral part of this schedule.

Invesco High Income 2023 Target Term Fund

Investment Abbreviations:

Ctfs.	—Certificates

Gtd.	—Guaranteed

IO	—Interest Only

Pfd.	—Preferred

REIT	—Real Estate Investment Trust

Sec.	—Secured

Sr.	—Senior

Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Maturity date reflects the anticipated repayment date.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2017 was $227,091,930, which represented 93.86% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2017.

(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

See accompanying notes which are an integral part of this schedule.

Invesco High Income 2023 Target Term Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the NYSE.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer

Invesco High Income 2023 Target Term Fund

A.	Security Valuations – (continued)

specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/ or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Commercial Mortgage-Backed Securities – The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (the “CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation) of investment securities, respectively.

Invesco High Income 2023 Target Term Fund

E.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Invesco High Income 2023 Target Term Fund

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities	$—	$273,753,101	$1,689,565	$275,442,666
Bonds & Notes	—	25,162,833	—	25,162,833
Preferred Stocks	18,056,147	—	—	18,056,147
U.S. Treasury Bills	998,240	—	—	998,240
	19,054,387	298,915,934	1,689,565	319,659,886
Swap Agreements*	—	(714,753)	—	(714,753)
Total Investments	$19,054,387	$298,201,181	$1,689,565	$318,945,133
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2017:

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on swap agreements—Centrally Cleared(a)	$(714,753)
Total Derivative Liabilities	(714,753)
Derivatives not subject to master netting agreements	714,753
Total Derivative Liabilities subject to master netting agreements	$ —
(a)	Includes cumulative appreciation (depreciation) on centrally cleared swap agreements.

Effect of Derivative Investments for the three months ended May 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Swap agreements	$(87,361)
Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	(714,753)
Total	$(802,114)

Invesco High Income 2023 Target Term Fund

The table below summarizes the two month average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$50,000,000

Open Centrally Cleared Interest Rate Swap Agreements
Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Receive	1 Month LIBOR	2.12%	December-2023	$50,000,000	$(714,753)
Abbreviations:

CME – Chicago Mercantile Exchange

LIBOR – London interbank offer rate

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended May 31, 2017 was $84,065,421 and $5,259,616, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$7,266,847
Aggregate unrealized (depreciation) of investment securities	(174,871)
Net unrealized appreciation of investment securities	$7,091,976
Cost of investments is the same for tax and financial reporting purposes.

Invesco High Income 2023 Target Term Fund

Item 2.	Controls and Procedures.

(a)	As of May 19, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 19, 2017, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     Invesco High Income 2023 Target Term Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 28, 2017

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 28, 2017

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 28, 2017

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.